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                              JANUS ADVISER SERIES
                          Janus Adviser Worldwide Fund
                        Janus Adviser International Fund

                          Supplement Dated May 5, 2003
                       to Currently Effective Prospectus

The following supplements the information in the "Portfolio Managers" section of the Prospectus:

Effective June 16, 2003, Helen Young Hayes will no longer be Executive Vice President or a Co-Portfolio Manager of Janus Adviser Worldwide Fund and Janus Adviser International Fund. Laurence Chang, Co-Portfolio Manager of Janus Adviser Worldwide Fund, and Brent Lynn, Co-Portfolio Manager of Janus Adviser International Fund, will each be the lead Portfolio Manager of such Funds. Information regarding Mr. Chang's and Mr. Lynn's investment background appears in the Prospectus.

Doug Kirkpatrick is Assistant Portfolio Manager of Janus Adviser Worldwide Fund. He joined Janus Capital in 2001 as an equity research analyst. Prior to joining Janus, Mr. Kirkpatrick worked as an analyst for Artisan Partners LP from 1997 to 2001. Mr. Kirkpatrick holds Bachelor's degrees in Mechanical Engineering and Political Science from Rice University, a Master's degree in Environmental Engineering from the University of Houston and a Master of Business Administration degree from the University of California at Berkeley. He has earned the right to use the Chartered Financial Analyst designation.

Garth Yettick is Assistant Portfolio Manager of Janus Adviser International Fund. Prior to joining Janus in 1997, Mr. Yettick was a management consultant with First Manhattan Consulting Group from 1994 to 1997. He holds a Bachelor's degree in Computer Science and Mathematics from Harvard College. He has earned the right to use the Chartered Financial Analyst designation.